Exhibit 10.56

THIRD AMENDMENT TO
SALE AND PURCHASE AGREEMENT

THIRD AMENDMENT TO SALE AND PURCHASE AGREEMENT, made as of July 5, 2013 (this “Amendment”), by and among the sellers set forth below (each individually a “Seller” and collectively the “Sellers”), and American Realty Capital New York Recovery REIT, Inc., a Maryland corporation (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Purchaser and Sellers entered into a certain Sale and Purchase Agreement as of April 30, 2013 between Sellers and Purchaser, as modified by that certain First Amendment To Sale And Purchase Agreement, made as of June 21, 2013 between Sellers and Purchaser, that certain Second Amendment To Sale And Purchase Agreement, made as of June 25, 2013 between Sellers and Purchaser and that certain Assignment of Sale and Purchase Agreement dated of even date herewith (as amended, the “Agreement”), with respect to the purchase and sale of 100% of the shares of Varick Investments S.a.r.l., a Luxembourg private limited liability company, which company is the sole shareholder of Varick Studios Inc., a Delaware corporation, which company is the sole member of 50 Varick LLC (“Property Owner”), which entity is the owner of the Property (as defined therein) located at 50 Varick Street, New York, NY; and

WHEREAS, Purchaser and Sellers desire to modify the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Sellers and Purchaser, the parties hereto hereby agree as follows:

1.    Incorporation of Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2.    Verizon Claim. (a)    The parties acknowledge that Verizon New York Inc. (“Verizon”) has commenced an action (the “Pending Action”) against Property Owner in connection with alleged damage suffered by Verizon as a result of ongoing construction at the Property. As a result of the Pending Action, Property Owner has caused (or will cause) a claim to be filed with its insurance carriers and/or the insurance carrier of the contractors performing such construction, as the case may be, pursuant to the then current insurance policies maintained by Sellers and/or such contractors at the time of the alleged incident (together, the “Insurance Policies”) in order to recover funds necessary to satisfy the claims made by Verizon.

(b)     At the Closing, the sum of Five Hundred Thousand Dollars ($500,000.00)(the “Verizon Claim Escrow Funds”) shall be placed in escrow with Donovan LLP (the “Verizon Claim Escrow Agent”) by the Sellers as described below, which Verizon Claim Escrow Funds shall be held and disbursed in accordance with the terms and conditions set forth herein. Purchaser acknowledges that $250,000 of such Verizon Claim Escrow Funds will be deposited by retaining such amount from the Purchase Price due to Sellers at the Closing and Greencage S.A., one of the Sellers, shall deposit the balance on behalf of Sellers.

(c)    The Verizon Claim Escrow Funds shall be held in escrow until such time as the Trigger Date (hereinafter defined) shall have occurred, at which time, the Verizon Claim Escrow Funds shall be released and disbursed in accordance with subsection (d) below. For the purposes hereof, the “Trigger Date” shall

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be the date upon which the Pending Action is fully and finally resolved such that such Pending Action is either (1) withdrawn in its entirety, with prejudice, pursuant to a settlement agreement or otherwise, or (2) a final and unappealable judgment is rendered with respect to the Pending Action (the “Trigger Date”). Purchaser shall use commercially reasonable efforts to persuade the insurers who issued the Insurance Policies to settle the Pending Action with Verizon prior to January 1, 2014.

(d) Upon the occurrence of the Trigger Date, the Verizon Claim Escrow Funds shall be disbursed as follows:

(i) In the event Verizon recovers a sum which is fully covered by the Insurance Policies (whether as a result of a settlement, judgment or otherwise), upon the payment in full to Verizon by the applicable insurance carriers, the full amount of the Verizon Claim Escrow Funds shall be released to Seller, or as Seller shall so direct; or

(ii) In the event the insurance proceeds are insufficient to satisfy all amounts owed to Verizon with respect to the Pending Action, or the Insurance Policies shall not cover all or a portion of the amounts owed to Verizon in connection with the Pending Action, such that Verizon is entitled to recover a sum which is in excess of (or not covered by) the Insurance Policies (whether as a result of a settlement, judgment or otherwise), (A) a portion of the Verizon Claim Escrow Funds in an amount equal to the difference between (a) the final amount determined to be payable to Verizon and (b) the amount actually received by Verizon from the proceeds payable out of the Insurance Policies, shall be released by Verizon Claim Escrow Agent to Verizon in full satisfaction of the amounts owed to Verizon without the need for any further authorization or acknowledgement from Sellers; and (B) the balance of the Verizon Claim Escrow Funds shall be released to Seller, or as Seller shall so direct. In addition, after the earlier of January 2, 2014, or the date insurance coverage under the Insurance Policies shall be denied by the applicable insurance carriers (the “Forbearance Expiration Date”), Purchaser, acting through Property Owner, shall have the right to offset from the Verizon Claims Escrow Funds any legal fees and/or pre-judgment interest payable by Property Owner to Verizon due in connection with the Pending Action.

(e)    If, in Purchaser’s sole, but commercially reasonable discretion, Purchaser believes that the Pending Action, including any legal fees or pre-judgment interest which may be due to Verizon, might, in the aggregate, exceed the total amount of the Verizon Claim Escrow Funds, Purchaser, acting through Property Owner, shall have the right to settle the Pending Action at any time after the Forbearance Expiration Date, without any further authorization from Sellers. (provided, however, that prior to so settling, Purchaser shall notify Sellers in writing in accordance with Paragraph 7 of the Agreement and Sellers shall have five (5) business days to increase the Verizon Claim Escrow Funds by $50,000.00 by depositing such sum with Verizon Claim Escrow Agent, and this procedure shall continue until such time as Sellers elect not to increase the Verizon Claims Escrow Funds by $50,000.00).

(f)    Upon the distribution of the entire Verizon Claim Escrow Funds in accordance with this Amendment, Verizon Claim Escrow Agent and Seller will be discharged and released from any and all liability hereunder.

(g)    Notwithstanding anything to the contrary contained herein, Sellers acknowledge that all or a portion of the Verizon Claim Escrow Funds may not be recoverable by Sellers as a result of a release thereof in accordance with Section 2 and Section 4 hereof. In the event the Insurance Policies do not fully cover the Pending Action (including any legal fees and/or pre-judgment interest), all or a portion of the Verizon Claim Escrow Funds may be forfeited by Sellers and Sellers shall have no further right or interest in such funds.

(h)    The terms and conditions of this Section 2 shall survive the Closing.

3.    Verizon True-Up Payment. (a)    The parties acknowledge and agree that Verizon owes Property Owner the sum of $60,543.00 (the “Verizon Receivable”) as a result of various adjustments and expenses made by and between Property Owner and Verizon; provided, however, Verizon has notified Sellers and Purchaser that Verizon shall not make payment of the Verizon Receivable to Property Owner until such time as the Pending Action is resolved. Accordingly, Purchaser agrees that Purchaser shall have no rights in or to the Verizon Receivable, and, upon receipt of the Verizon Receivable, or any portion thereof, Purchaser shall cause same to be delivered to Sellers. Purchaser shall be under no obligation to take any action (including, without limitation, litigation) to cause Verizon to make payment of the Verizon Receivable. The terms and conditions of this Section 3 shall survive the Closing.

4.    Roof Repair – Foundations Claim.    (a)    The parties acknowledge and agree that Foundations Group I, Inc. (“Foundations”) previously completed work on the roof of the building where the Property is located (the “Roof Work”), which Roof Work was for the benefit of the Condominium, and not any individual unit owner thereof. The total sum due from the Condominium for the Roof Work is $450,510.00 (the “Cost of the Roof Work”), which sum is currently being held by the Condominium in a reserve account (the “Condominium Reserve Account”), and which sum cannot be released without the unanimous consent of the Board.

(b) The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in the Declaration or the Condominium Documents, the Cost of the Roof Work shall be allocated as follows: (i) Verizon shall be responsible for $199,232.30 (“Verizon’s Share of the Cost of the Roof Work”); and (ii) the Property Owner shall be responsible for $251,277.70.

(c)    The Board member representing Verizon has withheld its consent to the release of Verizon’s Share of the Cost of the Roof Work from the Condominium Reserve Account for payment of the Roof Work, and accordingly, Sellers and Purchaser hereby agree as follows:

(i)    At the Closing, Purchaser shall receive a credit in the amount of $18,651.11 (“Roof Work Credit”), which sum represents a portion of the Cost of the Roof Work to be paid by the Property Owner;

(ii)    If, and to the extent that, Foundations requires payment of the Cost of the Roof Work by the Condominium at any time prior to the Board issuing its consent to the release of the full Cost of the Work (including Verizon’s Share of the Cost of the Work), Purchaser, acting through Property Owner, shall have the right to send written notice to Verizon Claim Escrow Agent, with a simultaneous copy being delivered to Sellers (the “Foundations Payment Notice”), instructing Verizon Claim Escrow Agent to disburse the sum of $199,232.30 to Foundations. Upon receipt of the Foundations Payment Notice, Verizon Claim Escrow Agent shall immediately, without any further notice, and without any right of Sellers to object, cause the sum of $199,232.3.30 to be paid to Foundations, or as Foundations may require. In such event, Sellers shall automatically be vested with the right to recover the sum of $199,232.30 from either (1) the Property Owner and/or the Condominium in the event the Board ultimately approves the release of funds equal to Verizon’s Share of the Cost of the Roof Work from the Condominium Reserve Account prior to the resolution of the Pending Action or (2) from the funds the Property Owner might otherwise collect from the Insurance Policies in accordance with Section 2 hereinabove if the Board does not authorize the release of funds equal to Verizon’s Share of the Cost of the Roof Work from the Condominium Reserve Account prior to the resolution of the Pending Action (and, at Seller’s election, Purchaser shall use commercially reasonable efforts to cause such sums to be delivered to Sellers) . In the event that Purchaser or Property Owner fail to return to Sellers sums rightfully due to Sellers under this Agreement and Sellers initiate a lawsuit to recover such sums, Purchaser or Property Owner, as the case may be, shall reimburse Sellers for their reasonable attorneys’ fees and costs if Sellers are successful in such lawsuit.

(d)    The terms and conditions of this Section 4 shall survive the Closing.

5.    Verizon Claim Escrow Agent. (a)    Verizon Claim Escrow Agent has agreed to hold the Verizon Claim Escrow Funds in accordance with the terms of this Amendment. Verizon Claim Escrow Agent may rely upon the authenticity of any signature and the genuineness and validity of any writing received by Verizon Claim Escrow Agent pursuant to or otherwise relating to this Amendment.

(b)    Sellers and Purchaser recognize and acknowledge that Verizon Claim Escrow Agent is serving without compensation and solely as an accommodation to the parties hereto, and each agrees that Verizon Claim Escrow Agent shall not be liable to either of the parties for any error of judgment, mistake or act or omission hereunder or any matter or thing arising out of its conduct hereunder, except in the event of Verizon Claim Escrow Agent’s gross negligence or willful misconduct.

(c)    Seller and Purchaser jointly and severally agree to indemnify and hold harmless Verizon Claim Escrow Agent from and against any and all costs, claims, damages or expenses (including, without limitation, reasonable attorneys’ fees), howsoever occasioned, that may be incurred by Verizon Claim Escrow Agent acting under this Amendment, except in the event of Verizon Claim Escrow Agent’s gross negligence or willful misconduct.

(d)    All notices to be given under this Amendment to Verizon Claim Escrow Agent must be in writing and given as provided in this paragraph and will be deemed to be validly given if delivered by hand or any nationally recognized overnight delivery service or courier to an officer or agent of the party at the address provided below. The address for Verizon Claim Escrow Agent is:

Donovan LLP
152 Madison Avenue, 14th Floor
New York, New York 10016
Attention: Nicholas T. Donovan, Esq.

(e)    Nothing contained herein shall prevent or otherwise preclude Verizon Claim Escrow Agent from representing Purchaser or any of its affiliates in connection with the Property or in any other matter.

6.    Purchase Price. The last sentence of Section 2(a)(iii) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Notwithstanding the foregoing, the adjusted Purchase Price may not be less than $28,685,225.00 US Dollars or more than $30,722,527.00 US Dollars."

7.    Counterparts. This Amendment may be executed in any number of counterparts and by each party on separate counterparts. Each counterpart is an original, but all counterparts, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart signature page of this Amendment by e-mail (pdf ) or fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

8.    Reaffirmation. Except as expressly amended by this Amendment, the parties hereto agree that the terms, conditions and provisions of the Agreement are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment and the Agreement shall hereafter be read and construed together as a single document, and all references to the “Agreement” contained in the Agreement or any other instrument shall hereafter refer to the Agreement as amended by this Amendment. Purchaser agrees that in no event shall Sellers have any liability for damages or other sums under this Amendment in excess of the Verizon Claim Escrow Funds. Further, Purchaser agrees that (unless required by law) it will not disclose the terms and provisions of this Amendment to the Insurance Companies or their counsel, the plaintiff or any of the defendants under the Pending Action or their counsel or any other third parties without the consent of Sellers (given or withheld in its sole discretion). Seller hereby approves that certain Assignment of Sale and Purchase Agreement dated of even date herewith between Thor 50 Varick LLC, a Delaware limited liability company, and American Realty Capital New York Recovery REIT, Inc., a Maryland corporation, as assignee.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

PURCHASER:
AMERICAN REALTY CAPITAL NEW YORK RECOVERY REIT, INC.

By: /s/ Michael Happel
Name: Michael Happel
Title: Executive VP & Chief Investment Officer

SELLERS:

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for GREENCAGE S.A., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for KENSINGTON SQUARE HOLDING S.A., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for SCLAREA FOUR S.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for HAWKSFORD TRUSTEES JERSEY LTD as Trustee of the Dog Trust, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for HUERTAS GROUP LTD., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for AREPO FIDUCIARA S.R.L., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for TIZIANI CAPITAL LIMITED, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for OMNIAFIN S.P.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for SIMON FIDUCIARA S.P.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for KRUIDO S.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for UDOLL MANAGEMENT LIMITED, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for ANTONIO TAZARTES, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for MARIA BARTON, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for MARCO GOBBETTI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for LUISA CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for AMEDEO CLAVARINO, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for RICCARDO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for GIORGIO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for UBERTO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for PAOLO CARDANO, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for GIOVANNI DI VINCENZO, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for ANDREA A. ZAMBON, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for ROBERTO MANGIAVACCHI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for ANTONIO BELLONI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by: /s/ Alessandro Cajrati Crivelli
Alessandro Cajrati Crivelli, as attorney-in-fact for ICS SECURITIES S.A R.L., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

/s/ Alessandro Cajrati Crivelli
ALESSANDRO CAJRATI CRIVELLI, individually

Donovan LLP is executing this Third Amendment to Sale and Purchase Agreement solely for the purposes of acknowledging its obligations with respect to paragraph 2 of such Amendment.

VERIZON CLAIM ESCROW AGENT:

DONOVAN LLP

By: /s/ Lee Eddison
    Name: Lee Eddison
Title: Partner